UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                            (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 24, 2014, Cott Beverages Inc. (the “Issuer”), a wholly owned subsidiary of Cott Corporation (the “Company”), issued $525,000,000 aggregate principal amount of 5.375% Senior Notes due 2022 (the “2022 Old Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). In connection with the issuance of the 2022 Old Notes, the Issuer, the Company and the other guarantors party thereto (the “Guarantor Subsidiaries”) entered into a registration rights agreement pursuant to which they agreed, among other things, to exchange the 2022 Old Notes for up to $525,000,000 aggregate principal amount of the 5.375% Senior Notes due 2022 (the “2022 Exchange Notes”). The terms of the 2022 Exchange Notes will be identical in all material respects to the terms of the 2022 Old Notes, except that the 2022 Exchange Notes will be registered under the Securities Act and will not contain transfer restrictions, registration rights or additional interest provisions.

On December 12, 2014, the Issuer issued $625,000,000 aggregate principal amount of 6.75% Senior Notes due 2020 (the “2020 Old Notes”) in a transaction exempt from the registration requirements of the Securities Act. In connection with the issuance of the 2020 Old Notes, the Issuer, the Company and the Guarantor Subsidiaries entered into a registration rights agreement pursuant to which they agreed, among other things, to exchange the 2020 Old Notes for up to $625,000,000 aggregate principal amount of 6.75% Senior Notes due 2020 (the “2020 Exchange Notes”). The terms of the 2020 Exchange Notes will be identical in all material respects to the terms of the 2020 Old Notes, except that the 2020 Exchange Notes will be registered under the Securities Act and will not contain transfer restrictions, registration rights or additional interest provisions.

This Current Report on Form 8-K (this “Report”) includes as Exhibit 99.1 the audited financial statements from the Company’s Annual Report on Form 10-K for the year ended January 3, 2015, filed with the Securities & Exchange Commission (the “SEC”) on March 4, 2015 (the “Form 10-K”), with supplemental information provided in the footnote relating to the guarantor and non-guarantor subsidiaries of the 2022 Old Notes and the 2020 Old Notes. More specifically, Note 24 of the Form 10-K has been modified to provide supplemental financial information as of January 3, 2015 and December 28, 2013 and for each of the three years ended January 3, 2015, December 28, 2013 and December 29, 2012 with separate columns for (i) the Company; (ii) the Issuer; (iii) the Guarantor Subsidiaries, on a combined basis; (iv) the subsidiaries of the Company, other than the Guarantor Subsidiaries; (v) consolidating adjustments; and (vi) the total consolidated amounts. The supplemental information provided is in accordance with Rule 3-10(d) of Regulation S-X, as the 2022 Old Notes and the 2020 Old Notes are fully and unconditionally guaranteed by the Company and the Guarantor Subsidiaries on a joint and several basis. Exhibit 99.1 is being filed only for the purpose expressly described herein and this revised presentation has no impact on the Company’s historical financial position, results of operations or cash flows. Other than providing the supplemental information in Note 24 of the Form 10-K, this Report does not amend or update the Company’s financial statements and disclosure included in the Form 10-K. Accordingly, this Report and the Exhibits hereto should be read in conjunction with the Form 10-K and the Company’s filings when made with the SEC subsequent to the filing of the Form 10-K.

This Report is also being filed to, among other things, include certain financial information relating to (i) the Company’s acquisition (the “Aimia Acquisition”) of all of the issued share capital of Aimia Foods Holdings Limited (“Aimia”) and (ii) the acquisition by merger of DSS Group, Inc. (“DSS Group”), which resulted in DSS Group becoming a wholly owned subsidiary of the Company (the “DSS Acquisition”). More specifically, this Report includes as Exhibit 99.2 pro forma financial information, giving effect to the Aimia Acquisition and the DSS Acquisition, for the year ended January 3, 2015. In addition, this Report includes as Exhibit 99.3 the historical audited financial statements of Aimia originally filed on a Form 8-K/A with the SEC on August 6, 2014, which have been revised to include the reconciliation from Generally Accepted Accounting Principles in the United Kingdom (“U.K. GAAP”) to Generally Accepted Accounting Principles in the United States (“U.S. GAAP”) consistent with Item 17 of Form 20-F as a footnote to the Aimia historical audited financial statements on an unaudited basis.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The consolidated balance sheets of Aimia as of June 30, 2013 and 2012, and the related consolidated profit and loss accounts and cash flows for the years then ended, including the reconciliation from U.K. GAAP to U.S. GAAP consistent with Item 17 of Form 20-F as a footnote on an unaudited basis, is attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined financial information for the year ended January 3, 2015 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Cott Corporation’s Independent Registered Certified Public Accounting Firm.

23.2	Consent of Grant Thornton UK LLP, independent registered auditors and chartered accountants for Aimia Foods Holdings Limited.

31.1	Certification of the Chief Executive Officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (filed herewith).

31.2	Certification of the Chief Financial Officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (filed herewith).

32.1	Certification of the Chief Executive Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (furnished herewith).

32.2	Certification of the Chief Financial Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (furnished herewith).

99.1	Cott Corporation Consolidated Financial Statements for the year ended January 3, 2015.

99.2	Unaudited pro forma condensed combined financial information for the year ended January 3, 2015.

99.3	Aimia Foods Holdings Limited consolidated balance sheets at June 30, 2013 and June 30 2012, and the related consolidated profit and loss accounts and cash flows for the years ended June 30, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

May 11, 2015

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Cott Corporation’s Independent Registered Certified Public Accounting Firm.

23.2	Consent of Grant Thornton UK LLP, independent registered auditors and chartered accountants for Aimia Foods Holdings Limited.

31.1	Certification of the Chief Executive Officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (filed herewith).

31.2	Certification of the Chief Financial Officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (filed herewith).

32.1	Certification of the Chief Executive Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (furnished herewith).

32.2	Certification of the Chief Financial Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002 for the year ended January 3, 2015 (furnished herewith).

99.1	Cott Corporation Consolidated Financial Statements for the year ended January 3, 2015.

99.2	Unaudited pro forma condensed combined financial information for the year ended January 3, 2015.

99.3	Aimia Foods Holdings Limited consolidated balance sheets at June 30, 2013 and June 30 2012, and the related consolidated profit and loss accounts and cash flows for the years ended June 30, 2013 and 2012.